UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 4, 2023

MANITEX INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

Michigan	001-32401	42-1628978
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9725 Industrial Drive, Bridgeview, Illinois 60455

(Address of Principal Executive Offices) (Zip Code)

(708) 430-7500

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	MNTX	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Amarillo National Bank Financing

On May 4, 2023, Manitex International, Inc. (the “Company”), the Company’s domestic subsidiaries and Amarillo National Bank (the “Lender”) entered into a First Amendment (the “Amendment”) to the Commercial Credit Agreement dated as of April 11, 2022 (the “Credit Agreement”), by and among the Company, the Company’s domestic subsidiaries and the Lender. The Amendment is effective as of April 11, 2023.

The Amendment extends the maturity of the $40,000,000 revolving credit facility under the Credit Agreement (the “Operating Note”) from April 11, 2024 to April 11, 2025; provided that if there is no existing Event of Default (as defined in the Credit Agreement) under the Operating Note on April 11, 2025, the maturity of the Operating Note will be extended to April 11, 2027. This process will repeat on April 11 of each year following 2025, such that the maturity of the Operating Note will continue to extend in one-year increments; provided that the Lender will give the Borrower (as defined in the Credit Agreement and including the Company) one hundred twenty (120) days’ prior written notice if it does not intend to extend the then-maturity date of the Operating Note.

The Amendment also extends the maturity of the $30,000,000 revolving credit facility under the Credit Agreement from April 11, 2024 to April 11, 2025. The maturity of the term loan under the Credit Agreement remains October 11, 2029.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	First Amendment, dated May 4, 2023, to Commercial Credit Agreement, dated effective as of April 11, 2023, by and among Manitex International, Inc., Manitex, Inc., Manitex, LLC, Crane and Machinery, Inc., Crane and Machinery Leasing, Inc., Manitex Sabre Inc., Badger Equipment Company, Rabern Holdco, Inc. and Rabern Rentals, LLC, and Amarillo National Bank.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANITEX INTERNATIONAL, INC.

By:	/s/ Joseph Doolan
Name:	Joseph Doolan
Title:	Chief Financial Officer

Date: May 5, 2023